UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2010 (August 27, 2010)

AMERICAN OIL & GAS INC.
 (Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 991-0173

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Execution of a $30,000,000 Credit Agreement

On August 27, 2010, American Oil & Gas Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with the Hess Corporation (“Hess”) in connection with the July 27, 2010 Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company, Hess and Hess Investment Corp., a wholly-owned subsidiary of Hess. Pursuant to the Credit Agreement, Hess has agreed to provide the Company a senior secured revolving credit facility pursuant to which Hess may make loans (each, a “Loan”) to the Company in an aggregate amount not to exceed at any time $30,000,000 between August 27, 2010 and the earliest of (i) February 28, 2011, (ii) the date on which any Termination Fee (as defined in the Merger Agreement) is payable by the Borrower in accordance with Section 8.3 of the Merger Agreement, (iii) the date on which any Expense Reimbursement (as defined in the Merger Agreement) is payable pursuant to Section 8.3(c)(iii) of the Merger Agreement as a result of a willful breach of the Merger Agreement, (iv) the date occurring 90 days after the date of termination of the Merger Agreement pursuant to Section 8.1 thereof and (v) the date that is five Business Days after the Effective Time (as defined in the Merger Agreement). Each Loan may be made only on the first and the fifteenth day of any month, shall be in a principal amount of $250,000 or a whole multiple of $50,000 in excess thereof, and shall be due and payable to Hess thirty days after the borrowing of such Loan. Each Loan shall bear interest on the outstanding principal amount at the reserve adjusted one-month LIBOR Rate plus an initial margin of 3.00% per annum. Upon termination of the Merger Agreement, the margin rate adjusts proportionately to 3.50% on the date of termination, to 4.00% thirty days after the termination date, and to 4.50% sixty days after the termination date. The Loans and commitments outstanding under the Credit Agreement may be prepaid in whole or in part without premium or penalty other than LIBOR breakage costs. The Credit Agreement contains customary mandatory prepayment requirements with respect to asset sales, issuance of debt and equity and receipt of insurance proceeds. The Credit Agreement also has customary representations and warranties, affirmative and negative covenants and Events of Default, as well as customary conditions precedent to the extensions of credit.

The obligations owing pursuant to the Credit Agreement shall be secured by a perfected security interest on all existing and after-acquired property (tangible and intangible) of the Company, including without limitation, all accounts receivable, inventory, equipment, intellectual property, cash, deposit accounts (other than payroll accounts and any deposit account that has a principal balance less than $200,000) and other personal property, all real property, whether owned or leased, including all oil and gas interests (but excluding the Company’s oil and gas properties located in Wyoming and South Dakota), and a pledge of the capital stock of the Company’s subsidiaries. The Company entered into the Security Agreement attached as Exhibit 2.2 hereto and the Mortgage, Security Agreement, Financing Statement and Assignment of Production attached as Exhibit 2.3 hereto to grant the security interests described above. In addition, on a post-closing basis, the Company will execute a springing Deposit Account Control Agreement with Hess and Wells Fargo Bank, National Association to grant Hess a security interest in its operating account and savings account.

If the Merger Agreement is terminated, the Company will be obligated to pay Hess a facility fee equal to 1.00% per annum (or 0.50% per annum if the Merger Agreement is terminated by the Company because of a breach of the Agreement by Hess) of the aggregate principal amount of the commitments under the Credit Agreement. In addition, in the event the Merger Agreement is terminated, commitment fees in the amount of 0.75% times the daily average unused portion of the Credit Agreement shall accrue from the date of termination.

The Company intends to use the net proceeds from any Loan borrowed pursuant to the Credit Agreement to help finance the Company’s planned exploration and production activities and other working capital needs through the closing date of the Merger Agreement.

The Credit Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto, not to provide any other factual information regarding the Company, Hess or their respective businesses or the actual conduct of their respective businesses during the pendency of the Credit Agreement. You should not rely on the representations and warranties in the Credit Agreement as characterizations of the actual state of facts about the Company, Hess or any other person. Furthermore, you should not rely on the covenants in the Credit Agreement as actual limitations on the respective businesses of the Company and Hess, because either party may take certain actions that are either expressly permitted in the disclosure schedules to the Credit Agreement or as otherwise consented to by the appropriate party, which consent may be given without notice to the public.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this Current Report on Form 8-K by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 herein is hereby incorporated by reference into this Item 2.03.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

This communication is being made in respect of the proposed merger transaction involving Hess Corporation (“Hess”) and American Oil & Gas Inc. (“American”). In connection with the proposed transaction, Hess initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 23, 2010 a registration statement on Form S-4 containing a preliminary proxy statement/prospectus. Each of Hess and American also plan to file other documents with the SEC regarding the proposed transaction. The proposed merger transaction involving Hess and American will be submitted to American’s stockholders for their consideration and a definitive proxy statement/prospectus will be mailed to American’s stockholders. INVESTORS AND SECURITY HOLDERS OF AMERICAN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS REGARDING THE PROPOSED TRANSACTION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Hess and American, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Hess will be available free of charge on Hess’ internet website at www.hess.com or by contacting Hess’ Corporate Secretary Department at 212-536-8602. Copies of the documents filed with the SEC by American will be available free of charge on American’s internet website at www.americanog.com or by contacting American’s Investor Relations Department at 303-449-1184.

Hess, American, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of American in connection with the proposed transaction. Information about the directors and executive officers of Hess is set forth in its proxy statement for its 2010 annual meeting of stockholders and in its annual report on Form 10-K, which were filed with the SEC on March 25, 2010 and February 26, 2010 , respectively. Information about the directors and executive officers of American is set forth in its proxy statement for its 2010 annual meeting of stockholders and in its annual report on Form 10-K, as amended, which were filed with the SEC on May 14, 2010 and March 15, 2010 (as amended on March 29, 2010 and April 30, 2010), respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit 2.1	Credit Agreement dated of August 27, 2010 between American Oil & Gas Inc. and Hess Corporation.

Exhibit 2.2	Security Agreement dated as of August 27, 2010 and entered into by and among American Oil & Gas Inc. and each Additional Grantor and the Hess Corporation.

Exhibit 2.3	Form of Mortgage, Security Agreement, Financing Statement and Assignment of Production from American Oil & Gas Inc. to Hess Corporation, dated effective as of August 27, 2010.

Exhibit 2.4	Form of Loan Notice, Note, Form of Compliance Certificate and Solvency Certificate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2010

AMERICAN OIL & GAS INC.

By: /s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 2.1	Credit Agreement dated of August 27, 2010 between American Oil & Gas Inc. and Hess Corporation.

Exhibit 2.2	Security Agreement dated as of August 27, 2010 and entered into by and among American Oil & Gas Inc. and each Additional Grantor and the Hess Corporation.

Exhibit 2.3	Form of Mortgage, Security Agreement, Financing Statement and Assignment of Production from American Oil & Gas Inc. to Hess Corporation, dated effective as of August 27, 2010.

Exhibit 2.4	Form of Loan Notice, Note, Form of Compliance Certificate and Solvency Certificate.

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